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                                                                   Exhibit 10.28

                        ADDENDUM TO CONSULTING AGREEMENT

         George L. Down hereby agrees to allow ADVA International Inc. ("Company" or "ADVA") to defer payment of expenses and payment for hours billed in excess of the monthly base retainer of eighty (80) hours as described in the attached Consulting Agreement and hereby waives any defaults in connection therewith. This period of deferment and waiver is effective June 1, 2002 and shall continue until the earlier of (1) the Company's repayment of such obligation or (2) September 1, 2002. Accordingly, said Consulting Agreement shall be deemed amended as provided herein, with all other provisions thereof remaining unchanged.

         This Addendum shall be deemed effective as of June 1st, 2002.

         By:      /s/George L. Down
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                        Signature
         Name:      George L. Down
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                          Print
         Title:   Consultant/President Global Information Group USA Inc.
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